Exhibit 10(n)

EXECUTION VERSION

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of September 8, 2016, and entered into by and among HOVNANIAN ENTERPRISES, INC., K. HOVNANIAN ENTERPRISES, INC. each other Grantor (as defined below) from time to time party hereto, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “Senior Notes Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “Senior Notes Collateral Agent”) under the Senior Noteholder Documents (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, together with its successors and assigns, the “Senior Credit Agreement Administrative Agent” and, together with the Senior Notes Trustee, the “Senior Representatives”) under the Senior Credit Agreement Documents (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Mortgage Tax Collateral (as defined below) (together with its successor and assigns, the “Mortgage Tax Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “9.125% Junior Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “9.125% Junior Collateral Agent”) under the 9.125% Junior Noteholder Documents (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “10.000% Junior Trustee” and, together with the 9.125% Junior Trustee, the “Junior Representatives”) and as collateral agent (in such capacity, together with its successors and assigns, the “10.000% Junior Collateral Agent” and together with the 9.125% Junior Collateral Agent, the “Junior Notes Collateral Agents”) under the 10.000% Junior Noteholder Documents (as defined below) and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the Junior Joint Collateral Agent (as defined below) for the benefit of the holders of the obligations under the Junior Indentures (as defined below).

RECITALS

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries (as defined below) and the Senior Credit Agreement Administrative Agent are entering into the Credit Agreement, dated as of July 29, 2016 (as amended, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), the obligations under which shall be secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries (as defined below), the Senior Notes Trustee and the Senior Notes Collateral Agent have entered into that certain Indenture dated as of October 2, 2012 (as amended, supplemented or otherwise modified from time to time, the “Senior Indenture”), pursuant to which the Senior Notes (as defined below) are governed and the obligations under which are secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the 9.125% Junior Trustee and the 9.125% Junior Collateral Agent have entered into that certain Indenture dated as of October 2, 2012 (as amended, supplemented or otherwise modified from time to time, the “9.125% Junior Indenture”), pursuant to which the 9.125% Junior Notes (as defined below) are governed and the obligations under which are secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the 10.000% Junior Trustee and the 10.000% Junior Collateral Agent are entering into the Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “10.000% Junior Indenture” and, together with the 9.125% Junior Indenture, the “Junior Indentures”), pursuant to which the 10.000% Junior Notes (as defined below) shall be governed and the obligations under which shall be secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the Junior Notes Collateral Agents and the Junior Joint Collateral Agent are parties to the Second Lien Collateral Agency Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Second Lien Collateral Agency Agreement”), pursuant to which the Junior Joint Collateral Agent has agreed to act as collateral agent for holders of the obligations under the Junior Indentures;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the Senior Notes Collateral Agent, the Senior Credit Agreement Collateral Agent, the Mortgage Tax Collateral Agent, the Junior Notes Collateral Agents and the Junior Joint Collateral Agent are parties to the Amended and Restated Collateral Agency Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Collateral Agency Agreement”), pursuant to which the Mortgage Tax Collateral Agent has agreed to act as agent for the Secured Parties (as defined therein) in connection with the Mortgage Tax Collateral; and

WHEREAS, to order the priorities of their respective Liens (as defined below) on the assets of the Grantors and address other related matters set forth below, the parties hereto desire to amend and restate that certain Intercreditor Agreement, dated as of October 2, 2012 (as heretofore amended, supplemented or otherwise modified, the “Existing Intercreditor Agreement”), by and among Company, Hovnanian, the other Grantors, the Senior Notes Trustee, the Senior Notes Collateral Agent, the Mortgage Tax Collateral Agent, the 9.125% Junior Trustee and the 9.125% Junior Collateral Agent.

WHEREAS, to order the priority of their respective Liens on the assets of the Grantors and address other related matters, the Company, Hovnanian, each other Grantor from time to time party thereto, the Senior Credit Agreement Administrative Agent, the Senior Credit Agreement Collateral Agent, the Mortgage Tax Collateral Agent, the Senior Notes Trustee and the Senior Notes Collateral Agent are parties to the First Lien Intercreditor Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Super Priority Intercreditor Agreement”).

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Existing Intercreditor Agreement in its entirety pursuant to Section 8.2(b) thereof as follows:

Section 1.     (a)  Definitions. As used in this Agreement, the definitions set forth above are incorporated herein and the following terms have the meanings specified below:

“9.125% Junior Collateral Agent” has the meaning set forth in the preamble hereto.

“9.125% Junior Indenture” has the meaning set forth in the recitals.

“9.125% Junior Noteholder Documents” means collectively the 9.125% Junior Indenture, the 9.125% Junior Notes and the Junior Noteholder Documents related thereto.

“9.125% Junior Notes” means the 9.125% Senior Secured Second Lien Notes due 2020 issued by the Company pursuant to the 9.125% Junior Indenture.

“9.125% Junior Trustee” has the meaning set forth in the preamble hereto.

“10.000% Junior Collateral Agent” has the meaning set forth in the preamble hereto.

“10.000% Junior Indenture” has the meaning set forth in the recitals.

“10.000% Junior Noteholder Documents” means collectively the 10.000% Junior Indenture, the 10.000% Junior Notes and the Junior Noteholder Documents related thereto.

“10.000% Junior Notes” means the 10.000% Senior Secured Second Lien Notes due 2018 to be issued by the Company pursuant to the 10.000% Junior Indenture.

“10.000% Junior Trustee” has the meaning set forth in the preamble hereto.

“Agreement” means this Amended and Restated Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Amended and Restated Collateral Agency Agreement” has the meaning set forth in the recitals.

“Amended and Restated Junior Pledge Agreement” means the Amended and Restated Second Lien Pledge Agreement, dated as of the date hereof, made by the Company, Hovnanian and the other Grantors in favor of the Junior Joint Collateral Agent, which amends and restates the existing Second Lien Pledge Agreement, dated as of October 2, 2012, made by the Company, Hovnanian and the other Grantors in favor of the 9.125% Junior Collateral Agent, as the same may be further amended, restated or otherwise modified from time to time.

“Amended and Restated Junior Security Agreement” means the Amended and Restated Second Lien Security Agreement, dated as of the date hereof, made by the Company, Hovnanian and the other Grantors in favor of the Junior Joint Collateral Agent, which amends and restates the existing Second Lien Security Agreement, dated as of October 2, 2012, made by the Company, Hovnanian and the other Grantors in favor of the 9.125% Junior Collateral Agent, as the same may be further amended, restated or otherwise modified from time to time.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks in New York City or in the city where the Corporate Trust Office or similar administrative office of either a Senior Representative or a Junior Representative is located are authorized or required by law or regulation to close.

“Common Collateral” means all of the assets of any Grantor, whether real, personal or mixed, constituting both Senior Collateral and Junior Collateral.

“Company” means K. Hovnanian Enterprises, Inc., a corporation organized and existing under the laws of the State of California and wholly-owned by Hovnanian.

“Controlling Senior Collateral Agent” means (a) prior to the Termination Date (as defined in the Senior Credit Agreement), the Senior Credit Agreement Collateral Agent, and (b) at any time thereafter, the Senior Notes Collateral Agent.

“Deposit Account” has the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” means that part of the Common Collateral comprised of Deposit Accounts, Financial Assets and Investment Property.

“DIP Financing” has the meaning set forth in Section 6.1.

“Discharge of Senior Claims” means payment in full in cash of (a) all Obligations in respect of all outstanding First-Lien Indebtedness or, with respect to letters of credit outstanding thereunder, delivery of cash collateral in an amount required by the applicable letter of credit, and termination of all commitments to extend credit thereunder and (b) any other Senior Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, excluding, in any case, Unasserted Contingent Obligations.

“Financial Assets” has the meaning set forth in the Uniform Commercial Code.

“First-Lien Indebtedness” means (a) Indebtedness incurred pursuant to the Senior Credit Agreement Documents, (b) Indebtedness incurred pursuant to the Senior Noteholder Documents, (c) all other Indebtedness secured by Liens on all or a portion of the Common Collateral that are senior or equal in priority to the Liens on the Common Collateral securing the Senior Credit Agreement Claims or the Senior Noteholder Claims in an aggregate principal amount not to exceed the amount permitted to be secured on a first-lien basis pursuant to the Senior Credit Agreement, the Senior Indenture and the Junior Indentures and (d) Refinancing Indebtedness in respect of Indebtedness covered by clauses (a) through (c) above, in each case plus interest, advances reasonably necessary to preserve the value of the Common Collateral or to protect the Common Collateral, costs and fees, including legal fees, expenses, and reimbursements to the extent authorized under the Senior Collateral Documents or UCC § 9-607(d), and, in each case, all other Obligations in respect of such Indebtedness.

“First-Lien Intercreditor Agreement” has the meaning set forth in Section 8.2(b).

“Future First-Lien Indebtedness” means any First-Lien Indebtedness, other than Indebtedness that is incurred pursuant to the Senior Agreements, which is permitted to be secured by a first lien on the Common Collateral for purposes of the Senior Credit Agreement, the Senior Indenture and the Junior Indentures or any other Senior Document or Junior Document.

“Future Second-Lien Indebtedness” means any Second-Lien Indebtedness, other than Indebtedness that is incurred pursuant to the Junior Noteholder Documents, which is permitted to be secured by a second lien on the Common Collateral for purposes of the Senior Agreements and the Junior Agreements or any other Senior Document or Junior Document.

“Grantors” means the Company, Hovnanian and each of its Subsidiaries that has or will have executed and delivered a Senior Collateral Document or a Junior Collateral Document.

“Hovnanian” means Hovnanian Enterprises, Inc., a Delaware corporation.

“Indebtedness” means and includes all obligations that constitute “Indebtedness” within the definition of “Indebtedness” set forth in the Senior Credit Agreement and the Senior Indenture, as applicable.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor as a debtor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any material part of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Investment Property” has the meaning set forth in the Uniform Commercial Code.

“Junior Agreement” means any Junior Indenture and any other agreement governing Second-Lien Indebtedness.

“Junior Claims” means all Second-Lien Indebtedness outstanding, including any Future Second-Lien Indebtedness, and all Obligations in respect thereof. Junior Claims include, for the avoidance of doubt, all Junior Noteholder Claims.

“Junior Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Junior Claim. Junior Collateral includes, for the avoidance of doubt, all Junior Noteholder Collateral.

“Junior Collateral Agents” means the collective reference to the Junior Notes Collateral Agents and the Junior Joint Collateral Agent.

“Junior Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Junior Claims or under which rights or remedies with respect to such Liens are governed, as the same may be amended, restated or otherwise modified from time to time. Junior Collateral Documents include, for the avoidance of doubt, the Junior Noteholder Collateral Documents.

“Junior Creditors” means the Persons holding Junior Claims, including all Junior Notes Claimholders.

“Junior Documents” mean the Junior Agreements, the Junior Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other Obligation under any Junior Document and any other related document or instrument executed or delivered pursuant to any Junior Document at any time or otherwise evidencing any Second-Lien Indebtedness. Junior Documents include, for the avoidance of doubt, the Junior Noteholder Documents.

“Junior Indentures” has the meaning set forth in the recitals.

“Junior Joint Collateral Agent” means the “Collateral Agent” under, and as defined in, the Second Lien Collateral Agency Agreement.

“Junior Noteholder Claims” means all Second-Lien Indebtedness and all Obligations with respect thereto.

“Junior Noteholder Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Junior Noteholder Claim.

“Junior Noteholder Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Junior Noteholder Claims or under which rights or remedies with respect to any such Lien are governed as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“Junior Noteholder Documents” means collectively (a) the Junior Indentures, the Junior Notes and the Junior Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Junior Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder as the same may be amended, restated or otherwise modified from time to time.

“Junior Noteholders” means the Persons holding Junior Notes.

“Junior Notes” means (a) the 9.125% Junior Notes and (b) the 10.000% Junior Notes.

“Junior Notes Claimholders” means the Persons holding Junior Noteholder Claims, including the Junior Noteholders, Junior Representatives, the Junior Notes Collateral Agents and the Junior Joint Collateral Agent.

“Junior Notes Collateral Agents” has the meaning set forth in the recitals.

“Junior Representatives” has the meaning set forth in the preamble hereto.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Mortgage Tax Collateral” has the meaning set forth in Section 5.7(a).

“Mortgage Tax Collateral Agent” has the meaning set forth in the preamble hereto.

“Mortgage Tax States” means the states of Florida, Maryland, Washington, D.C., Minnesota, Virginia, New York and Georgia, and any other state(s) identified to the Mortgage Tax Collateral Agent by the Company and either Senior Collateral Agent which requires a significant payment of mortgage recording taxes or other fees or taxes of a comparable nature and magnitude as that of any of the foregoing Mortgage Tax States.

“Mortgaged Collateral” means any real property collateral, with respect to which a lien on and security interest in, has been, or is required to be granted to (a) the Senior Collateral Agent pursuant to Section 4.18 of the Senior Indenture, (b) the Senior Credit Agreement Collateral Agent pursuant to Section 6.13 of the Senior Credit Agreement, (c) the 9.125% Junior Collateral Agent pursuant to Section 4.18 of the 9.125% Junior Indenture, (d) the 10.000% Junior Collateral Agent pursuant to Section 4.18 of the 10.000% Junior Indenture or (e) any other holder of Senior Claims or Junior Claims (or any agent or trustee on their behalf) pursuant to the terms of any Senior Document or any Junior Document, as applicable.

“Obligations” means and includes all obligations that constitute “Obligations” within the definition of “Obligations” set forth in any Senior Agreement (including the Senior Credit Agreement and the Senior Indenture) or Junior Agreement (including the Junior Indentures), as applicable.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Pledged Collateral” means (a) the Common Collateral in the possession or control of the Controlling Senior Collateral Agent (or its agents or bailees), to the extent that possession or control thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code and (b) the “Pledged Collateral” under, and as defined in, the Amended and Restated Junior Pledge Agreement that is Common Collateral.

“Proceeds” means the following property (a) whatever is acquired upon the sale, lease, license, exchange or other disposition of Common Collateral, whether such sale, lease, license or other disposition is made by or on behalf of a Grantor, a Senior Representative, a Senior Collateral Agent, a Junior Representative, the Junior Joint Collateral Agent or any Junior Notes Collateral Agent or any other person, (b) whatever is collected on, or distributed on account of, Common Collateral, (c) rights arising out of the loss, nonconformity, or interference with the use of, defects or infringements of rights in, or damage to, the Common Collateral, (d) rights arising out of the Common Collateral, or (e) to the extent of the value of the Common Collateral, and to the extent payable to the debtor or the secured party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Common Collateral.

“Recovery” has the meaning set forth in Section 6.5.

“Refinancing Indebtedness” means “Refinancing Indebtedness” as defined in (i) the Senior Credit Agreement, with respect to Indebtedness incurred pursuant thereto, (ii) the Senior Indenture with respect to Indebtedness incurred pursuant thereto and (iii) each Junior Indenture with respect to Indebtedness incurred pursuant to the applicable Junior Indenture.

“Responsible Officer” means any officer of the Senior Representatives or the Senior Collateral Agents, as applicable, with direct responsibility for the administration of the trust created by the Senior Indenture or the administration of the Senior Credit Agreement, as applicable.

“Second Lien Collateral Agency Agreement” has the meaning set forth in the recitals.

“Second-Lien Indebtedness” means (a) Indebtedness incurred pursuant to the Junior Noteholder Documents, (b) all other Indebtedness secured by Liens on all or a portion of the Common Collateral that are equal in priority to the Liens on the Common Collateral securing the Junior Noteholder Claims in an aggregate principal amount not to exceed the amount permitted to be secured on a second-lien basis pursuant to the Senior Credit Agreement, the Senior Indenture and the Junior Indentures and (c) Refinancing Indebtedness in respect of Indebtedness covered by clause (a) or clause (b) above, and, in each case, all other Obligations in respect of such Indebtedness.

“Security Documents” means, collectively, the Senior Collateral Documents and the Junior Collateral Documents.

“Senior Agreements” means the Senior Credit Agreement, the Senior Indenture and any other agreement governing First-Lien Indebtedness.

“Senior Claims” means all First-Lien Indebtedness outstanding, including any Future First-Lien Indebtedness, and all Obligations in respect thereof. Senior Claims shall include all interest and expenses accrued or accruing (or that would, absent the commencement of any Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Document whether or not the claim for such interest or expenses is allowed as a claim in such Insolvency or Liquidation Proceeding. Senior Claims include, for the avoidance of doubt, all Senior Credit Agreement Claims and all Senior Noteholder Claims.

“Senior Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Claim. Senior Collateral includes, for the avoidance of doubt, all Senior Credit Agreement Collateral and all Senior Noteholder Collateral.

“Senior Collateral Agents” means the Senior Credit Agreement Collateral Agent and the Senior Notes Collateral Agent.

“Senior Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Senior Claims or under which rights or remedies with respect to such Liens are governed, as the same may be amended, restated or otherwise modified from time to time. Senior Collateral Documents include, for the avoidance of doubt, the Senior Credit Agreement Collateral Documents, the Senior Noteholder Collateral Documents and the Super Priority Intercreditor Agreement.

“Senior Credit Agreement” has the meaning set forth in the recitals.

“Senior Credit Agreement Administrative Agent” has the meaning set forth in the preamble hereto.

“Senior Credit Agreement Claimholders” means the Persons holding Senior Credit Agreement Claims, including the Senior Credit Agreement Lenders, the Senior Credit Agreement Administrative Agent and the Senior Credit Agreement Collateral Agent.

“Senior Credit Agreement Claims” means all “Loan Obligations”, as such term is defined in the Senior Credit Agreement.

“Senior Credit Agreement Collateral” means all the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Credit Agreement Claim.

“Senior Credit Agreement Collateral Agent” means the Senior Credit Agreement Administrative Agent acting in such capacity as collateral agent pursuant to the Senior Credit Agreement.

“Senior Credit Agreement Collateral Documents” means all “Collateral Documents”, as such term is defined in the Senior Credit Agreement.

“Senior Credit Agreement Documents” means all “Loan Documents”, as such term is defined in the Senior Credit Agreement.

“Senior Credit Agreement Lenders” means the Persons holding First-Lien Indebtedness pursuant to the Senior Credit Agreement.

“Senior Creditors” means the Persons holding Senior Claims, including all Senior Credit Agreement Claimholders and all Senior Notes Claimholders.

“Senior Documents” mean the Senior Agreements, the Senior Collateral Documents and each of the other agreements, documents and instruments providing for or evidencing any other Obligation under any Senior Document and any other related document or instrument executed or delivered pursuant to any Senior Document at any time or otherwise evidencing any First-Lien Indebtedness. Senior Documents include, for the avoidance of doubt, the Senior Credit Agreement Documents and the Senior Noteholder Documents.

“Senior Indenture” has the meaning set forth in the recitals.

“Senior Liens” means the Liens securing the Senior Claims.

“Senior Noteholder Claims” means all Indebtedness incurred pursuant to the Senior Indenture and all Obligations with respect thereto.

“Senior Noteholder Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Noteholder Claim.

“Senior Noteholder Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Senior Noteholder Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“Senior Noteholder Documents” means collectively (a) the Senior Indenture, the Senior Notes and the Senior Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Senior Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder as the same may be amended, restated or otherwise modified from time to time.

“Senior Noteholders” means the Persons holding Senior Notes.

“Senior Notes” means the $577.0 million principal amount of 7.25% Senior Secured First Lien Notes due 2020 issued by the Company pursuant to the Senior Indenture.

“Senior Notes Claimholders” means the Persons holding Senior Noteholder Claims, including the Senior Noteholders, the Senior Notes Trustee and the Senior Notes Collateral Agent.

“Senior Notes Collateral Agent” has the meaning set forth in the preamble hereto.

“Senior Notes Trustee” has the meaning set forth in the preamble hereto.

“Senior Representatives” has the meaning set forth in the preamble hereto.

“Subsidiary” means any “Subsidiary” (as defined in the Senior Credit Agreement and the Senior Indenture, as applicable) of Hovnanian.

“Super Priority Intercreditor Agreement” has the meaning set forth in the recitals.

“Third-Lien Creditors” means the Persons holding the Third-Lien Obligations.

“Third-Lien Obligations” means all Indebtedness and other Obligations in respect thereof secured by a lien on the Common Collateral that is junior to both the First-Lien Indebtedness and the Second-Lien Indebtedness, to the extent permitted under the Senior Documents, the Junior Documents and this Agreement.

“Unasserted Contingent Obligations” means at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for (i) the principal of and interest and premium (if any) on, and fees relating to, any Indebtedness and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under letters of credit) in respect of which no claim or demand for payment has been made (or, in the case of Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

(a)     Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.     Lien Priorities.

2.1    Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Junior Representative, any Junior Collateral Agent, the Mortgage Tax Collateral Agent or any of the Junior Creditors on the Common Collateral or of any Liens granted to any Senior Representative, any Senior Collateral Agent or any of the Senior Creditors on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Junior Documents or the Senior Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the First-Lien Indebtedness and/or the Second-Lien Indebtedness, for example, the circumstance of non-perfection of the Lien purporting to secure the Senior Claims and perfection of the Lien purporting to secure the Junior Claims), each Junior Representative, each Junior Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, hereby agree that: (a) any Lien on the Common Collateral securing any Senior Claims now or hereafter held by or on behalf of any Senior Representative, any Senior Collateral Agent, the Mortgage Tax Collateral Agent or any Senior Creditors or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any of the Junior Claims and (b) any Lien on the Common Collateral securing any Junior Claims now or hereafter held by or on behalf of any Junior Representative, any Junior Collateral Agent, the Mortgage Tax Collateral Agent or any Junior Creditors or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Claims. All Liens on the Common Collateral securing any Senior Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Junior Claims for all purposes, whether or not such Liens securing any Senior Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2    Prohibition on Contesting Liens. Each of the Junior Representatives, each Junior Collateral Agent and the Mortgage Tax Collateral Agent for itself and on behalf of each Junior Creditor, and each of the Senior Representatives, the Mortgage Tax Collateral Agent and each Senior Collateral Agent, for itself and on behalf of each Senior Creditor, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of (a) a Lien securing any Senior Claims held by or on behalf of any of the Senior Creditors in the Common Collateral or (b) a Lien securing any Junior Claims held by or on behalf of any of the Junior Notes Claimholders in the Common Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Senior Representative, any Junior Representative, the Mortgage Tax Collateral Agent (in its capacity as agent for the Senior Creditors), any Senior Collateral Agent, any Junior Collateral Agent or any Senior Creditor to enforce this Agreement, including the priority of the Liens securing the Senior Claims as provided in Section 2.1 and 3.1.

2.3    No New Liens. So long as the Discharge of Senior Claims has not occurred, the parties hereto agree that, after the date hereof, if any Junior Representative, any Junior Collateral Agent and/or any other Junior Creditor shall hold any Lien on any assets of the Company or any other Grantor securing any Junior Claims that are not also subject to the first-priority Lien in respect of the Senior Claims under the Senior Documents, such Junior Representative, Junior Collateral Agent and/or the relevant Junior Creditor, upon demand by any Senior Representative, any Senior Collateral Agent or the Company, will assign such Lien to the Controlling Senior Collateral Agent or the Mortgage Tax Collateral Agent as the case may be as security for the Senior Claims (in which case the applicable Junior Representative, Junior Collateral Agent and/or the relevant Junior Creditor may retain a junior Lien on such assets subject to the terms hereof).

2.4    Perfection of Liens. Except as provided in Sections 5.5 and 5.7, none of the Senior Representatives, the Senior Collateral Agents or the Senior Creditors shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Junior Representatives, the Junior Collateral Agents and the Junior Creditors. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the respective Senior Creditors and the Junior Creditors and shall not impose on any Senior Representative, any Senior Collateral Agent, any Junior Representative, the Mortgage Tax Collateral Agent, any Junior Collateral Agent, the Junior Creditors or the Senior Creditors any obligations in respect of the disposition of Proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.5    Third-Lien Obligations. Each of the Junior Representatives, the Junior Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, and the Senior Representatives, the Senior Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Senior Creditors, authorizes the Company to incur Third-Lien Obligations in an amount not to exceed the amount permitted to be secured on a third-lien basis pursuant to the Senior Credit Agreement, the Senior Indenture and the Junior Indentures so long as (a) the Third-Lien Obligations are properly documented upon terms and conditions satisfying the terms of the Senior Credit Agreement, the Senior Indenture and the Junior Indentures; and (b) the Liens in favor of each Third-Lien Creditor with respect to the Common Collateral are subordinated to the rights of Senior Creditors and the Junior Creditors such that each Third-Lien Creditor will be treated with regard to the Junior Creditors in a manner substantially the same as the manner in which the Junior Creditors are treated hereunder with respect to the Senior Creditors pursuant to an intercreditor agreement, in form and substance similar to this Agreement or as otherwise reasonably satisfactory to the Senior Representatives, the Senior Collateral Agents, the Junior Representatives and the Junior Collateral Agents, to be entered into by and between the Senior Representatives and the Senior Collateral Agents for the Senior Creditors, the Junior Representatives and the Junior Collateral Agents for the Junior Creditors, the Mortgage Tax Collateral Agent and the Third-Lien Creditors and/or their agent contemporaneously with the execution of any document(s) creating the Third-Lien Obligations.

Section 3.     Enforcement.

3.1     Exercise of Remedies.

(a)     So long as the Discharge of Senior Claims has not occurred, even if an event of default has occurred and remains uncured under the Junior Documents, and whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the Junior Representatives, the Junior Collateral Agents, and the Mortgage Tax Collateral Agent, to the extent of any interest of the Junior Creditors, and the Junior Creditors will not exercise or seek to exercise any rights or remedies as a secured creditor (including set-off) with respect to any Common Collateral on account of any Junior Claims, institute any action or proceeding with respect to the Common Collateral, or exercise any remedies against the Common Collateral (including any action of foreclosure), or contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by the Senior Representatives, Senior Collateral Agents, Mortgage Tax Collateral Agent to the extent of any interest of the Senior Creditors, or any Senior Creditor in respect of Senior Claims, any exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Junior Representative, any Junior Collateral Agent, the Mortgage Tax Collateral Agent to the extent of any interest of the Junior Creditors, or any Junior Creditor is a party, or any other exercise by any such party, of any rights and remedies as a secured creditor relating to the Common Collateral under the Senior Documents or otherwise in respect of Senior Claims, or object to the forbearance by or on behalf of the Senior Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of Senior Claims, provided that notwithstanding anything to the contrary in this Section 3.1(a), the Mortgage Tax Collateral Agent to the extent of any interest of the Senior Creditors, shall not be restricted from exercising or seeking to exercise the rights and remedies of a secured creditor with respect to any Common Collateral in respect of Senior Claims, and (ii) the Senior Representatives, the Senior Collateral Agents, the Mortgage Tax Collateral Agent to the extent of any interest of the Senior Creditors and the Senior Creditors shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the sale, release, disposition, or restrictions with respect to the Common Collateral as a secured creditor without any consultation with or the consent of the Junior Representatives, the Junior Collateral Agents or any Junior Creditor; provided that (A) in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, any Junior Representative, any Junior Collateral Agent or any Junior Creditor may file a claim or statement of interest with respect to the Junior Claims, (B) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Senior Collateral Documents in favor of the Senior Representatives, the Senior Collateral Agents or any other Senior Creditor in respect of the Common Collateral, the Junior Representatives, the Junior Collateral Agents or any Junior Creditor may take any action not adverse to the Liens on the Common Collateral securing the Senior Claims in order to preserve, perfect or protect its rights in the Common Collateral, (C) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Senior Collateral Documents in favor of the Senior Representatives, the Senior Collateral Agents, the Mortgage Tax Collateral Agent to the extent of any interest of the Senior Creditors or any other Senior Creditor in respect of the Common Collateral, the Junior Representatives, the Junior Collateral Agents or any Junior Creditor shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings made by any person objecting to or otherwise seeking the disallowance of the Junior Claims, including without limitation any claims secured by the Common Collateral, if any, in each case in accordance with the terms of this Agreement, or (D) any Junior Representative, any Junior Collateral Agent or any Junior Creditor shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either Bankruptcy Law or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement. In exercising rights and remedies with respect to the Common Collateral, the Senior Representatives, the Senior Collateral Agents and the Senior Creditors may enforce the provisions of the Senior Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Senior Creditors or any nominee of the Senior Creditors, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. Upon the Discharge of Senior Claims, the Junior Representatives, the Junior Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, will not be required to release their claims on any Common Collateral that has not been sold or otherwise disposed of in connection with the Discharge of Senior Claims.

(b)     The Junior Representatives, the Junior Collateral Agents and the Mortgage Tax Collateral Agent (with respect to the Mortgage Tax Collateral Agent solely to the extent of any interest of the Junior Creditors in the Common Collateral) on behalf of themselves and the Junior Creditors, agree that solely as to the Common Collateral, they and each of them will not, in connection with the exercise of any right or remedy with respect to the Common Collateral, receive any Common Collateral or Proceeds of any Common Collateral in respect of Junior Claims, or, upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the Senior Creditors or as provided in Section 6.6) with respect to any Grantor as debtor, take or receive any Common Collateral or any Proceeds of Common Collateral in respect of Junior Claims, unless and until the Discharge of Senior Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) or Section 6.3, the sole right of the Junior Representatives, the Junior Collateral Agents and the Junior Creditors with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of Junior Claims pursuant to the Junior Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Claims has occurred. In addition to the foregoing, the Junior Creditors hereby acknowledge that the Junior Indentures and the Junior Documents permit the Company and the other Grantors to repay, in certain circumstances, Senior Claims with Proceeds from the disposition of the Common Collateral prior to application to repay the Junior Claims, and agree that to the extent the Senior Documents require repayment of the Senior Claims with Proceeds from such dispositions, the Company shall pay such proceeds to the Senior Creditors as so required and each of the Junior Representatives, the Junior Collateral Agents and the Junior Creditors will not take or receive such Proceeds until after so applied.

(c)     Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Representatives and the Junior Collateral Agents, for themselves and on behalf of the Junior Creditors, agree that the Junior Representatives, the Junior Collateral Agents and the Junior Creditors will not take any action that would hinder any exercise of remedies undertaken by the Senior Representatives, the Senior Collateral Agents, the Mortgage Tax Collateral Agent to the extent of any interest of the Senior Creditors, or the Senior Creditors with respect to the Common Collateral under the Senior Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise and shall release any and all claims in respect of such Common Collateral (except for the right to receive the balance of Proceeds and to be secured by the Common Collateral after Discharge of Senior Claims as described in Section 4.1 and 5.1) so that it may be sold free and clear of the Liens of the Junior Creditors, the Junior Collateral Agents and of the Junior Representatives, on behalf of the Junior Creditors, and the Junior Representatives and the Junior Collateral Agents, for themselves and on behalf of any such Junior Creditors, shall, within ten (10) Business Days of written request by any Senior Collateral Agent, any Senior Representative or the Mortgage Tax Collateral Agent, execute and deliver to the Controlling Senior Collateral Agent such termination statements, releases and other documents as any Senior Collateral Agent, Senior Representative or the Mortgage Tax Collateral Agent may request to effectively confirm such release and the Junior Representatives and the Junior Collateral Agents, for themselves and on behalf of the Junior Creditors, hereby irrevocably constitute and appoint each Senior Representative and each Senior Collateral Agent and any officer or agent of the Senior Representatives and the Senior Collateral Agents, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Junior Representative, Junior Collateral Agent or such Junior Creditor or in the applicable Senior Representative’s or Senior Collateral Agent’s own name, from time to time as necessary, for the purpose of carrying out the terms of this Section 3.1(c), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes of this Section 3.1(c), including any termination statements, endorsements or other instruments of transfer or release. In exercising rights and remedies with respect to the Common Collateral, the Senior Representatives, the Senior Collateral Agents, the Mortgage Tax Collateral Agent to the extent of any interest of the Senior Creditors, and the Senior Creditors may enforce the provisions of the Senior Documents and exercise remedies thereunder, all in such order and in such manner as necessary. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Senior Creditors or any nominee of the Senior Creditors, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured creditor under the Uniform Commercial Code or other laws of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. The Junior Representatives and the Junior Collateral Agents for themselves and on behalf of the Junior Creditors, hereby waive any and all rights they or the Junior Creditors may have as a junior lien creditor or otherwise to object to the manner in which the Senior Representatives, the Senior Collateral Agents, the Mortgage Tax Collateral Agent to the extent of any interest of the Senior Creditors, or the Senior Creditors seek to enforce or collect the Senior Claims or the Liens granted in any of the Common Collateral in respect of Senior Claims, regardless of whether any action or failure to act by or on behalf of the Senior Representatives, the Senior Collateral Agents, the Mortgage Tax Collateral Agent to the extent of any interest of the Senior Creditors, or Senior Creditors is adverse to the interest of the Junior Creditors. The Junior Representatives and the Junior Collateral Agents, for themselves and on behalf of the Junior Creditors, waive the right to commence any legal action or assert in any legal action or in any Insolvency or Liquidation Proceeding any claim against the Mortgage Tax Collateral Agent and/or Senior Creditors seeking damages from the Mortgage Tax Collateral Agent or the Senior Creditors or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by the Mortgage Tax Collateral Agent or the Senior Creditors as permitted by this Agreement.

(d)     The Junior Representatives and the Junior Collateral Agents hereby acknowledge and agree that no covenant, agreement or restriction contained in any Junior Document shall be deemed to restrict in any way the rights and remedies of the Senior Representatives, the Senior Collateral Agents, the Mortgage Tax Collateral Agent or the Senior Creditors with respect to the Common Collateral as set forth in this Agreement and the Senior Documents, to the extent consistent with this Agreement.

3.2    Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, agree that, unless and until the Discharge of Senior Claims has occurred, they will not commence, or join with any Person (other than the Senior Representatives, the Senior Creditors, the Mortgage Tax Collateral Agent (in its capacity as agent for the Senior Creditors) or the Senior Collateral Agents upon the written request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the Junior Documents or otherwise in respect of the Junior Claims.

Section 4.     Payments.

4.1    Application of Proceeds. So long as the Discharge of Senior Claims has not occurred, any Proceeds of any Common Collateral paid or payable to any Senior Representative or any Senior Collateral Agent as provided in section 3.1(b) or pursuant to the enforcement of any Security Document or the exercise of any right or remedy with respect to the Common Collateral under the Senior Documents, together with all other Proceeds received by any Person (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Common Collateral (or the Proceeds thereof whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the Senior Creditors or as provided in section 6.6) with respect to any Grantor as debtor, shall be applied by the applicable Senior Representative or Senior Collateral Agent to the Senior Claims in such order as specified in the relevant Senior Document (including, without limitation, the Super Priority Intercreditor Agreement). Upon the Discharge of Senior Claims, the Senior Representatives and/or the Senior Collateral Agents shall deliver to the Junior Representatives any Proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Junior Representatives to the Junior Noteholder Claims in such order as specified in the Junior Documents.

4.2    Payments Over. So long as the Discharge of Senior Claims has not occurred, any Common Collateral or Proceeds thereof received by any Junior Representative, any Junior Collateral Agent or any Junior Creditor in connection with the exercise of any right or remedy (including set-off) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Controlling Senior Collateral Agent for the benefit of the Senior Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. If any Lien on Common Collateral for First-Lien Indebtedness is void or voidable and the Lien on the same Common Collateral of any Junior Representative, any Junior Collateral Agent or any Junior Creditor is not void or voidable, the Proceeds of such Lien received by any Junior Representative, any Junior Collateral Agent or any Junior Creditor shall be segregated and held in trust and forthwith paid over to the Controlling Senior Collateral Agent for the benefit of the Senior Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Controlling Senior Collateral Agent is hereby authorized to make any such endorsements as agent for the Junior Representatives, the Junior Collateral Agent or any such Junior Creditor. This authorization is coupled with an interest and is irrevocable.

Section 5.     Other Agreements.

5.1     Reserved.

5.2     Insurance. Unless and until the Discharge of Senior Claims has occurred, the Senior Representatives, the Senior Collateral Agents and the Senior Creditors shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Documents including, without limitation, the Super Priority Intercreditor Agreement, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of Senior Claims has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid to the Controlling Senior Collateral Agent or the Mortgage Tax Collateral Agent, in each case for the benefit of the Senior Creditors to the extent required under the Senior Documents in respect of the Senior Claims and thereafter to the Junior Joint Collateral Agent for the benefit of the Junior Creditors to the extent required under the applicable Junior Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. Subject to Section 5.4, if any Junior Representative, any Junior Collateral Agent or any Junior Creditor shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Controlling Senior Collateral Agent in accordance with the terms of Section 4.2.

5.3     Designation of Subordination; Amendments to Junior Collateral Documents.

(a)     The Junior Representatives and the Junior Collateral Agents agree that each Junior Collateral Document shall include the following language (or, including in the case of any Junior Collateral Document entered into prior to the date hereof, language to similar effect):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of October 2, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, including as amended and restated on September 8, 2016, the “Intercreditor Agreement”), among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., and certain subsidiaries of Hovnanian Enterprises, Inc., party thereto, and the Senior Creditors and Junior Creditors named therein. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

(b)     Unless and until the Discharge of Senior Claims has occurred, without the prior written consent of the Senior Representatives, no Junior Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Junior Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement.

5.4     Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Junior Representatives, the Junior Collateral Agents and the Junior Creditors may exercise rights and remedies as an unsecured creditors against the Company, Hovnanian or any Subsidiary that has guaranteed the Junior Claims in accordance with the terms of the Junior Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by any Junior Representative, any Junior Collateral Agent or any Junior Creditors of the required payments of interest and principal so long as such receipt is not (i) the direct or indirect result of the exercise by any Junior Representative, any Junior Collateral Agent, the Mortgage Tax Collateral Agent (in its capacity as agent for the Junior Creditors) or any Junior Creditor of rights or remedies as a secured creditor in respect of Common Collateral or (ii) in violation of Section 3.1, 4.1, 5.2 or 6.3. In the event that any Junior Representative, any Junior Collateral Agent or any Junior Creditor becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Claims, such judgment lien shall be subordinated to the Liens securing Senior Claims on the same basis as the other Liens securing the Junior Claims are so subordinated to such Liens securing Senior Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Senior Representatives, the Senior Collateral Agents or the Senior Creditors may have with respect to the Common Collateral.

5.5     Bailee for Perfection.

(a)     The Controlling Senior Collateral Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Junior Joint Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Amended and Restated Junior Security Agreement and/or the Amended and Restated Junior Pledge Agreement, subject to the terms and conditions of this Section 5.5.

(b)     Prior to the date the Controlling Senior Collateral Agent obtains control of the Deposit Account Collateral that is part of the Common Collateral and controlled by the Senior Notes Collateral Agent, the Senior Notes Collateral Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Senior Notes Collateral Agent for the Junior Joint Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Junior Noteholder Collateral Documents, and thereafter, the Controlling Senior Collateral Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Controlling Senior Collateral Agent for the Junior Joint Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Amended and Restated Junior Security Agreement, in each case subject to the terms and conditions of this Section 5.5. Upon Discharge of Senior Claims, the Controlling Senior Collateral Agent shall continue to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Controlling Senior Collateral Agent pursuant to this clause (b) until the Junior Joint Collateral Agent has obtained control thereof for the purpose of perfecting its security interest.

(c)     Except as otherwise specifically provided herein (including, without limitation, Sections 3.1 and 4.1), until the Discharge of Senior Claims has occurred, the Senior Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Documents as if the Liens under the Junior Collateral Documents did not exist. The rights of the Junior Representatives, the Junior Collateral Agents and the Junior Creditors with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d)     The Senior Collateral Agents shall have no obligation whatsoever to the Junior Representatives, the Junior Collateral Agents or any Junior Creditor to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the Senior Collateral Agents under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Junior Joint Collateral Agent for purposes of perfecting the Lien held by the Junior Joint Collateral Agent.

(e)     The Senior Collateral Agents shall not have by reason of the Junior Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Junior Representative, any Junior Collateral Agent or any Junior Creditor and each Junior Representative, each Junior Collateral Agent and the Junior Creditors hereby waive and release the Controlling Senior Collateral Agent from all claims and liabilities arising without gross negligence or willful misconduct pursuant to the Controlling Senior Collateral Agent’s role under this Section 5.5, as agent and bailee with respect to the Common Collateral (other than its obligation to exercise reasonable care in connection with any Common Collateral actually in its possession).

(f)     Upon Discharge of Senior Claims, the Controlling Senior Collateral Agent shall deliver to the Junior Joint Collateral Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Junior Joint Collateral Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereunder. The Controlling Senior Collateral Agent has no obligation to follow instructions from the Junior Joint Collateral Agent in contravention of this Agreement. Without limiting the foregoing, upon Discharge of Senior Claims, each Senior Representative will use commercially reasonable efforts to promptly deliver an appropriate termination or other notice confirming such Discharge of Senior Claims to the applicable depositary bank, issuer of uncertificated securities or securities intermediary, if any, with respect to the Deposit Account Collateral, money market mutual fund or similar collateral, or securities account collateral.

(g)     Neither any Senior Representative, any Senior Collateral Agent nor any Senior Creditor shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to any Senior Collateral Agent or any Senior Creditors under any Senior Agreement or the Senior Collateral Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.

5.6     Additional Collateral. If any Lien is granted by any Grantor in favor of the Senior Creditors or the Junior Creditors on any additional collateral (other than Common Collateral identified as Mortgage Tax Collateral which shall be subject to the Liens of the Mortgage Tax Collateral Agent), such additional collateral shall also be subject to a Lien in favor of the Senior Creditors and the Junior Notes Claimholders in the relative lien priority scheme set forth in Section 2.1.

5.7     Collateral Agents; Collateral Documents.

(a)     The Mortgage Tax Collateral Agent shall act as collateral agent for the Senior Creditors and the Junior Creditors with respect to the Liens granted on Mortgaged Collateral located in the Mortgage Tax States (the “Mortgage Tax Collateral”).

(b)     With respect to any and all Senior Credit Agreement Collateral other than the Mortgage Tax Collateral, the Senior Credit Agreement Collateral Agent shall act as collateral agent on behalf of the Senior Credit Agreement Creditors. The Senior Credit Agreement Collateral Agent shall separately document its Lien(s) on any and all Senior Credit Agreement Collateral other than the Mortgage Tax Collateral. With respect to any and all Senior Noteholder Collateral other than the Mortgage Tax Collateral, the Senior Notes Collateral Agent shall act as collateral agent on behalf of the Senior Creditors. The Company shall separately document the Senior Notes Collateral Agent’s Lien(s) on any and all Senior Notes Collateral other than the Mortgage Tax Collateral. With respect to any and all Junior Noteholder Collateral other than the Mortgage Tax Collateral, the Junior Joint Collateral Agent shall act as collateral agent on behalf of the Junior Creditors. The Company shall separately document the Junior Joint Collateral Agent’s Lien(s) on any and all Junior Collateral other than the Mortgage Tax Collateral.

(c)     Determination of Status of Mortgage Tax Collateral; Reliance by Mortgage Tax Collateral Agent. The determination of whether Liens to be granted on Mortgaged Collateral would constitute Mortgage Tax Collateral under the Senior Credit Agreement or the Senior Indenture shall be made by the Company in the reasonable exercise of its discretion, and the Company shall so notify the Mortgage Tax Collateral Agent in a written certificate of such determination with a copy of such certificate to be contemporaneously provided to the Senior Representatives and the Junior Representatives. The Mortgage Tax Collateral Agent shall not be responsible for determining the status of any Mortgaged Collateral as Mortgage Tax Collateral and shall be entitled to rely on such certificate(s) of the Company identifying that any Mortgaged Collateral constitutes Mortgage Tax Collateral and shall be under no obligation to treat any Mortgaged Collateral not so identified as Mortgage Tax Collateral. Upon receipt of such certificate(s) from the Company identifying any Mortgaged Collateral as Mortgage Tax Collateral, the Mortgage Tax Collateral Agent shall be entitled to treat such Mortgaged Collateral as Mortgage Tax Collateral for all purposes under this Agreement. Any designation by the Company that any Mortgaged Collateral is Mortgage Tax Collateral shall be irrevocable. Any such certificates shall be full warrant to the Mortgage Tax Collateral Agent for any action taken, suffered or omitted in reliance thereof. The parties hereto agree that all Mortgaged Collateral located in Florida, Maryland, Washington, D.C., Minnesota, Virginia, New York and Georgia shall constitute Mortgage Tax Collateral without further action by the Company.

5.8     Application of the Proceeds of the Mortgage Tax Collateral.

(a)     Reserved.

(b)     Proceeds of the Mortgage Tax Collateral shall be applied as set forth in Section 4.1 so long as the Discharge of Senior Claims has not occurred. Unless and until the Discharge of Senior Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) and Section 6.3, the sole right of the Junior Creditors with respect to the Mortgage Tax Collateral is to hold a shared Lien on the Mortgage Tax Collateral in respect of Junior Claims pursuant to the Junior Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of the Senior Claims has occurred.

(c)     Except as otherwise specifically provided in Sections 3.1 and 4.1, until the Discharge of Senior Claims has occurred, the Mortgage Tax Collateral Agent shall be entitled to deal with the Mortgage Tax Collateral in accordance with the terms of the Senior Documents as if the Liens under the Junior Collateral Documents did not exist. The rights of the Junior Representatives, the Junior Collateral Agents and the Junior Creditors with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d)     Until the Discharge of Senior Claims has occurred, the Mortgage Tax Collateral Agent shall have no obligation whatsoever to the Junior Representatives, the Junior Collateral Agents or any Junior Creditor to assure that the Mortgage Tax Collateral is genuine or owned by any of the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.8.

(e)     Neither the Mortgage Tax Collateral Agent, the Senior Representatives, the Senior Collateral Agents nor the Senior Creditors shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the Senior Representatives, the Senior Collateral Agents or the Senior Creditors under any Senior Agreement or the Senior Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.

5.9     No Fiduciary Duty. The Junior Representatives and the Junior Collateral Agents agree, on behalf of themselves and the Junior Creditors, that the Senior Creditors, Mortgage Tax Collateral Agent, the Senior Representatives and the Senior Collateral Agents shall not have by reason of the Junior Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of any Junior Representative, any Junior Collateral Agent or any Junior Creditor. The Senior Representatives and the Senior Collateral Agents agree, on behalf of themselves and the Senior Creditors, that the Junior Creditors, Mortgage Tax Collateral Agent, the Junior Representatives and the Junior Collateral Agents shall not have by reason of the Senior Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of the Senior Representatives, the Senior Collateral Agents or any Senior Creditor.

Section 6.     Insolvency or Liquidation Proceedings.

6.1     Financing and Sale Issues.

(a)     If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any Senior Representative shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law (“DIP Financing”), then the Junior Representatives, the Junior Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors agree that (i) if the Senior Creditors consent (or are deemed to have consented) to such use of cash collateral, the Junior Representatives, the Junior Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, shall be deemed to have consented to such use of cash collateral so long as the Junior Creditors receive (if requested) adequate protection in the manner permitted in Section 6.3 and (ii) if the Senior Creditors consent (or are deemed to have consented) to DIP Financing that provides for priming of or pari passu treatment with the Senior Liens, the Junior Representatives, the Junior Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, will not raise any objection to and shall be deemed to have consented to such DIP Financing, and to the extent the Liens securing the Senior Claims under the Senior Collateral Documents are subordinated or pari passu with such DIP Financing, they will subordinate their Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) and the Senior Claims on the same basis as the other Liens securing the Junior Claims are subordinated to Liens securing Senior Claims under this Agreement.

(b)     The Junior Representatives, the Junior Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, agree that they will not raise any objection to or oppose a sale of or other disposition of any Common Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the Controlling Senior Collateral Agent, on behalf of the applicable Senior Creditors, has consented to such sale or disposition of such assets so long as the interests of the Junior Representatives, the Junior Collateral Agents and the Junior Creditors in the Common Collateral attach to the Proceeds in the relative priority scheme set forth in Section 2.1 and subject to the terms of this Agreement.

6.2     Relief from the Automatic Stay. Until the Discharge of Senior Claims has occurred, the Junior Representatives, the Junior Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, agree that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of, until the Discharge of Super Priority Claims (as defined in the Super Priority Intercreditor Agreement), the Senior Credit Agreement Administrative Agent acting at the direction of the required Senior Credit Agreement Lenders and, following the Discharge of Super Priority Claims, the Senior Notes Trustee, acting at the direction of the required Senior Noteholders.

6.3     Adequate Protection. The Junior Representatives, the Junior Collateral Agents and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, agree that none of them shall contest (or support any other Person contesting) (a) any request by any of the Senior Representatives, the Senior Collateral Agents or the Senior Creditors for adequate protection or (b) any objection by any Senior Representative, any Senior Collateral Agent or the Senior Creditors to any motion, relief, action or proceeding based on any Senior Representative’s, any Senior Collateral Agent’s or the Senior Creditors’ claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) any Junior Representative on behalf of itself and its Junior Creditors, may seek or request adequate protection in the form of a replacement Lien on collateral, provided that the Senior Creditors are granted a Lien on such collateral before or at the same time the Junior Creditors are granted a Lien on such collateral and that such Lien shall be subordinated to the Senior Liens and any DIP Financing permitted under Section 6.1 (and all Obligations relating thereto) on the same basis as the other Liens securing the Junior Claims are so subordinated to the Liens securing the First-Lien Indebtedness under this Agreement and (ii) in the event that any Junior Representative, on behalf of itself or any Junior Creditor, seeks or requests adequate protection and such adequate protection is granted in the form of collateral securing the Junior Claims, such Liens shall be subordinated to the Liens on such collateral securing the First-Lien Indebtedness and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Creditors as adequate protection on the same basis as the other Liens securing the Junior Claims are so subordinated to such Liens securing the Senior Claims under this Agreement and such collateral shall be included in and be part of the Common Collateral. Except as provided in this Section, the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, further agree that they will not seek or accept any payments of adequate protection or any payments under Bankruptcy Code Section 362(d)(3)(B).

6.4     No Waiver; Voting Restrictions. Nothing contained herein shall prohibit or in any way limit any Senior Representative, any Senior Collateral Agent or any other Senior Creditor from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Junior Representatives, the Junior Collateral Agents or any of the Junior Creditors, including the seeking by the Junior Representatives, the Junior Collateral Agents or any Junior Creditor of adequate protection or the asserting by the Junior Representatives, the Junior Collateral Agents or any Junior Creditor of any of its rights and remedies under the Junior Documents or otherwise. In any Insolvency or Liquidation Proceeding, neither the Junior Representatives, the Junior Collateral Agents nor any Junior Creditor shall vote any Junior Claim in favor of any plan of reorganization (of any Grantor) unless (i) such plan provides for payment in full in cash of the First-Lien Indebtedness, (ii) such plan provides for the treatment of the Senior Claims in a manner that preserves the relative lien priority of the Senior Claims over the Junior Claims to at least the same extent as set forth in this Agreement or (iii) such plan is approved by the Senior Creditors (to the extent such approval is required from the Senior Representatives, or the Senior Collateral Agent, acting at the direction of the required Senior Credit Agreement Lenders or Senior Noteholders, as applicable).

6.5     Preference Issues; Recovery. If any Senior Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount, whether received as proceeds of security, enforcement of any right of set-off or otherwise (a “Recovery”), then the Senior Claims shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Creditors shall be entitled to a Discharge of Senior Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.6     Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Senior Claims and on account of Junior Claims, then, to the extent the debt obligations distributed on account of the Senior Claims and on account of the Junior Claims are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.7     Application. This Agreement shall be applicable and the terms hereof shall survive and shall continue in full force and effect prior to or after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Common Collateral and Proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.8     Expense Claims. None of the Junior Collateral Agents, the Junior Representatives or any Junior Creditor will assert or enforce, at any time prior to the Discharge of Senior Claims, any claim under §506(c) of the Bankruptcy Law senior to or on a parity with the Liens in favor of the Senior Representatives, the Senior Collateral Agents, the Mortgage Tax Collateral Agent and the Senior Creditors for costs or expenses of preserving or disposing of any Common Collateral.

6.9     Post-Petition Claims. (a)  None of the Junior Collateral Agents, the Junior Representatives or any Junior Creditor shall oppose or seek to challenge any claim by any Senior Representative, any Senior Collateral Agent or any Senior Creditor for allowance in any Insolvency or Liquidation Proceeding of Senior Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien in favor of the Senior Representatives, the Senior Collateral Agents and the Senior Creditors, without regard to the existence of the Lien of the Junior Representatives or the Junior Collateral Agents, on behalf of the Junior Creditors, on the Common Collateral.

(b)     None of the Senior Representatives, the Senior Collateral Agents or any other Senior Creditor shall oppose or seek to challenge any claim by any Junior Representative or any Junior Creditor for allowance in any Insolvency or Liquidation Proceeding of Junior Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien of the Junior Representatives on behalf of the Junior Creditors on the Common Collateral (after taking into account the Liens in favor of the Senior Representatives, the Senior Collateral Agents and the Senior Creditors).

Section 7.     Reliance; Waivers; etc.

7.1     [Reserved].

7.2     No Warranties or Liability. The Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors are deemed to, acknowledge and agree that each of the Senior Representatives, the Senior Collateral Agents, the Senior Creditors and the Mortgage Tax Collateral Agent have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Noteholder Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Senior Creditors will be entitled to manage and supervise their respective loans, securities and extensions of credit under the Senior Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Creditors (including the Senior Noteholders and the Senior Credit Agreement Lenders) may manage their loans, securities and extensions of credit without regard to any rights or interests that the Junior Representatives or any of the Junior Creditors have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. None of the Senior Representatives, the Senior Collateral Agents nor the Mortgage Tax Collateral Agent shall have any duty to the Junior Representatives, the Junior Collateral Agents or any of the Junior Creditors to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Junior Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Representatives, the Senior Collateral Agents, the Mortgage Tax Collateral Agent, the Senior Creditors, the Junior Representatives, the Junior Collateral Agents and the Junior Creditors have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Junior Claims, the Senior Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s, the Grantors’ or any Subsidiary’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3     Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Representatives, the Senior Collateral Agents, the Mortgage Tax Collateral Agent, and the Senior Creditors, and the Junior Representatives, the Junior Collateral Agents and the Junior Creditors, respectively, hereunder shall remain in full force and effect irrespective of:

(a)     any lack of validity or enforceability of any Senior Documents or any Junior Documents;

(b)     any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims or Junior Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Agreement or any other Senior Document or of the terms of the Junior Indentures or any other Junior Document;

(c)     any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Claims or Junior Noteholder Claims or any guarantee thereof;

(d)     the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)     any other circumstances that otherwise might constitute a defense available to, or a discharge of, Hovnanian, the Company or any other Grantor in respect of the Senior Claims, or of the Junior Representatives, the Junior Collateral Agents or any Junior Creditor in respect of this Agreement.

Section 8.     Miscellaneous.

8.1     Continuing Nature of this Agreement; Severability. This Agreement shall continue to be effective until the Discharge of Senior Claims shall have occurred. This is a continuing agreement of Lien subordination and the Senior Creditors may continue, at any time and without notice to the Junior Representatives, the Junior Collateral Agents or any Junior Creditor, to extend credit and other financial accommodations and lend monies to or for the benefit of, or to hold the securities of, the Company or any other Grantor constituting Senior Claims in reliance hereon. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.2     Amendments; Waivers. (a)  No amendment, modification or waiver of any of the provisions of this Agreement by the Junior Representatives, the Junior Collateral Agents, the Senior Representatives, the Senior Collateral Agents or the Mortgage Tax Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.

(b)     Notwithstanding anything in this Section 8.2 to the contrary, this Agreement may be amended, supplemented or otherwise modified from time to time at the request of the Company, at the Company’s expense, and without the consent of the Senior Representatives, the Senior Collateral Agents, any Senior Creditor, the Junior Representatives, the Junior Collateral Agents, any Junior Creditor or the Mortgage Tax Collateral Agent to (i) add other parties holding Future Second-Lien Indebtedness (or any agent or trustee therefor) and Future First-Lien Indebtedness (or any agent or trustee therefor) in each case to the extent such Indebtedness is not prohibited by any Senior Document or any Junior Document, (ii) in the case of Future Second-Lien Indebtedness, (A) establish that the Lien on the Common Collateral securing such Future Second-Lien Indebtedness shall be junior and subordinate in all respects to the Liens on the Common Collateral securing any Senior Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Junior Claims and (B) provide to the holders of such Future Second-Lien Indebtedness (or any agent or trustee therefor) the comparable rights and benefits as are provided to the holders of Junior Claims under this Agreement and (iii) in the case of Future First-Lien Indebtedness, (A) establish that the Lien on the Common Collateral securing such Future First-Lien Indebtedness shall be superior in all respects to all Liens on the Common Collateral securing any Junior Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Senior Claims (it being understood that this clause (A) shall not prohibit the entry by the Senior Representatives and the Senior Collateral Agents into an intercreditor agreement with the agent or trustee in respect of a Credit Facility (as defined in the Senior Indenture) that provides that the Liens on the Common Collateral securing such Credit Facility are superior in all respects to the Liens on the Common Collateral securing the Senior Noteholder Claims (a “First-Lien Intercreditor Agreement”)), (B) provide to the holders of such Future First-Lien Indebtedness (or any agent or trustee thereof) the comparable rights and benefits as are provided to the holders of Senior Claims under this Agreement, in each case so long as such modifications do not expressly violate the provisions of the Senior Documents or the Junior Documents and (C) provide, in connection with the entry into a First-Lien Intercreditor Agreement, that the agent or trustee for the applicable Credit Facility may, in accordance with the terms of such First-Lien Intercreditor Agreement, act as representative of all Senior Creditors under this Agreement by succeeding to the role of Controlling Senior Collateral Agent (and, if requested by such agent or trustee, as Mortgage Tax Collateral Agent) hereunder (other than with respect to matters that relate solely to the Senior Noteholder Documents or the Senior Credit Agreement, as applicable). Any such additional party, the Senior Representatives, the Senior Collateral Agents, the Junior Representatives, the Junior Collateral Agents and the Mortgage Tax Collateral Agent shall be entitled to conclusively rely solely on an Officers’ Certificate (as defined in the Senior Indenture) delivered to the Senior Representatives, the Senior Collateral Agents, the Junior Representatives, the Junior Collateral Agents and the Mortgage Tax Collateral Agent that such amendment, supplement or other modification is authorized or permitted by, and complies with the provisions of, this Agreement, the Security Documents, the Senior Credit Agreement, the Senior Indenture and the Junior Indentures and that all conditions precedent in such documents to such amendment, supplement or other modification have been complied with.

8.3     Information Concerning Financial Condition of the Company and the Subsidiaries. (a)  The Senior Representatives, the Senior Collateral Agents and the Senior Creditors, on the one hand, and the Junior Representatives, the Junior Collateral Agents and the Junior Creditors, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of Hovnanian, the Company and the Subsidiaries and all endorsers and/or guarantors of the Junior Claims or the Senior Claims and (ii) all other circumstances bearing upon the risk of nonpayment of the Junior Claims or the Senior Claims.

(b)     The Senior Representatives, the Senior Collateral Agents and the Senior Creditors shall have no duty to advise the Junior Representatives, the Junior Collateral Agents or any Junior Creditors of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Representative, any Senior Collateral Agent or any of the Senior Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any Junior Representative, any Junior Collateral Agent or any Junior Creditor, it or they shall be under no obligation (w) to make, and the Senior Representatives, the Senior Collateral Agents and the Senior Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

(c)     The Junior Representatives, the Junior Collateral Agents and the Junior Creditors shall have no duty to advise any Senior Representative, any Senior Collateral Agent or any Senior Creditors of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Junior Representative, any Junior Collateral Agent or any of the Junior Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Senior Representatives, the Senior Collateral Agents or any Senior Creditor, it or they shall be under no obligation (w) to make, and the Junior Representatives, the Junior Collateral Agents and the Junior Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.4     Subrogation. The Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, hereby agree not to assert or enforce any rights of subrogation they may acquire as a result of any payment hereunder until the Discharge of Senior Claims has occurred.

8.5     Application of Payments. Except as otherwise provided herein, all payments received by the Senior Creditors may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Claims as the Senior Creditors, in their sole discretion, deem appropriate, consistent with the terms of the Senior Documents. Except as otherwise provided herein, the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and the Junior Creditors, assents to any such extension or postponement of the time of payment of the Senior Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.6     Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.7 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

8.7     Notices. (a) All notices to the Junior Creditors and the Senior Creditors permitted or required under this Agreement may be sent to the Junior Representatives and the Senior Representatives, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by electronic mail, courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. Notices to the Senior Representatives and the Senior Collateral Agents shall be deemed received when actually received by a Responsible Officer thereof.

(b)     The Senior Representatives, the Senior Notes Collateral Agent, the Junior Representatives, and the Junior Notes Collateral Agents agree to accept and act upon instructions or directions pursuant to the Senior Documents and the Junior Documents, as applicable, sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. None of the Senior Representatives, the Senior Notes Collateral Agent, the Junior Representatives, or the Junior Notes Collateral Agents shall be liable for any losses, costs or expenses arising directly or indirectly from their reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Senior Representatives, the Senior Notes Collateral Agent, the Junior Representatives, or the Junior Notes Collateral Agents, including without limitation the risk of the Senior Representatives, the Senior Notes Collateral Agent, the Junior Representatives, or the Junior Notes Collateral Agents acting on unauthorized instructions, and the risk or interception and misuse by third parties.

8.8     Further Assurances. Each of the Junior Representatives and the Junior Collateral Agents, on behalf of itself and the Junior Creditors, and the Senior Representatives, the Mortgage Tax Collateral Agent and the Senior Collateral Agents, on behalf of itself and the Senior Creditors, agrees that each of them, at the expense of the Company, shall take such further action and shall execute and deliver to the Senior Representatives, the Mortgage Tax Collateral Agent and the Senior Collateral Agents and the Senior Creditors such additional documents and instruments (in recordable form, if requested) as the Senior Representatives, the Senior Collateral Agents or the Senior Creditors may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.9     Company Notice of the Discharge of Senior Claims. The Company shall provide prompt written notice to the Junior Representatives of any Discharge of the Senior Claims.

8.10     Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be governed by and interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11     Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Representatives, the Senior Collateral Agents, the Senior Creditors, the Mortgage Tax Collateral Agent, the Junior Representatives, the Junior Collateral Agents, the Junior Creditors, Hovnanian, the Company, the Grantors and their respective permitted successors and assigns.

8.12     Specific Performance.    The Senior Representatives or the Senior Collateral Agents, on behalf of themselves and the Senior Creditors, may demand specific performance of this Agreement. Subject to the rights, benefits, protections, indemnifications and immunities afforded to the Junior Representatives and the Junior Collateral Agents in the Junior Documents, as applicable, the Junior Creditors are hereby deemed to irrevocably waive any defense based on the adequacy of a remedy at law to bar the remedy of specific performance in any action that may be brought by the Senior Representatives or the Senior Collateral Agents.

8.13     Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14     Counterparts; Telecopy Signatures. This Agreement may be signed in any number of counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission, or other electronic transmission in .pdf or similar format, from one party to another shall constitute effective and binding execution and delivery of this Agreement by such party.

8.15     Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.16     No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of Senior Claims and Junior Claims. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17     Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18     Senior Representatives, Senior Collateral Agents, Junior Representatives and Junior Collateral Agents. It is understood and agreed that (a) Wilmington Trust, National Association is entering into this Agreement as Senior Credit Agreement Administrative Agent and Senior Credit Agreement Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Senior Credit Agreement Administrative Agent and Senior Credit Agreement Collateral Agent, respectively, in the Senior Credit Agreement shall apply to the Senior Credit Agreement Administrative Agent and Senior Credit Agreement Collateral Agent, respectively, hereunder, (b) Wilmington Trust, National Association is entering into this Agreement as Senior Notes Trustee and Senior Notes Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Senior Notes Trustee and Senior Notes Collateral Agent, respectively, in the Senior Indenture and the Senior Collateral Documents shall apply to the Senior Notes Trustee and the Senior Notes Collateral Agent, respectively, hereunder, (c) Wilmington Trust, National Association is entering into this Agreement as 9.125% Junior Trustee and 9.125% Junior Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the 9.125% Junior Trustee and 9.125% Junior Collateral Agent, respectively, in the 9.125% Junior Indenture and the Junior Collateral Documents shall apply to the 9.125% Junior Trustee and the 9.125% Junior Collateral Agent, respectively, hereunder, (d) Wilmington Trust, National Association is entering into this Agreement as 10.000% Junior Trustee and 10.000% Junior Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the 10.000% Junior Trustee and 10.000% Junior Collateral Agent, respectively, in the 10.000% Junior Indenture and the Junior Collateral Documents shall apply to the 10.000% Junior Trustee and the 10.000% Junior Collateral Agent, respectively, hereunder, (e) Wilmington Trust, National Association is entering into this Agreement as Junior Joint Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Junior Joint Collateral Agent in the Junior Collateral Documents shall apply to the Junior Joint Collateral Agent hereunder and (f) Wilmington Trust, National Association is entering into this Agreement as Mortgage Tax Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Mortgage Tax Collateral Agent in the Amended and Restated Collateral Agency Agreement shall apply to the Mortgage Tax Collateral Agent hereunder.

The permissive authorizations, entitlements, powers and rights granted to each of the Senior Representatives and the Senior Collateral Agents herein shall not be construed as duties. Any exercise of discretion on behalf of the Senior Representatives or the Senior Collateral Agents shall be exercised in accordance with the terms of the Senior Documents, as applicable.

The permissive authorizations, entitlements, powers and rights granted to each of the Junior Representatives and the Junior Collateral Agents herein shall not be construed as duties. Any exercise of discretion on behalf of the Junior Representatives or the Junior Collateral Agents shall be exercised in accordance with the terms of the Junior Documents.

Pursuant to Section 9.01 of the Senior Indenture, the Senior Trustee and the Senior Notes Collateral Agent are executing this Agreement in reliance upon the authorization and direction of the Senior Noteholders contained therein.

Pursuant to Section 9.01 of the Senior Credit Agreement, the Senior Credit Agreement Administrative Agent and the Senior Credit Agreement Collateral Agent are executing this Agreement in reliance upon the authorization and direction of the Senior Credit Agreement Lenders contained therein.

Pursuant to Section 9.01 of the each of the Junior Indentures, each of the Junior Representatives and the Junior Collateral Agents are executing this Agreement in reliance upon the authorization and direction of the Junior Noteholders contained therein.

8.19     Designations. For purposes of the provisions hereof, the Senior Indenture and the Junior Indentures requiring the Company to designate Indebtedness for the purposes of the term “First-Lien Indebtedness,” any such designation shall be sufficient if the relevant designation is set forth in writing, signed on behalf of the Company by an officer thereof and delivered to the Senior Representatives and the Junior Representatives. For all purposes hereof and the Junior Indentures, the Company hereby designates the Indebtedness incurred pursuant to the Senior Documents as First-Lien Indebtedness.

8.20     Relative Rights; Conflict. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Senior Credit Agreement, the Senior Indenture or the Junior Indentures or any other Senior Documents or Junior Noteholder Documents entered into in connection with the Senior Credit Agreement, the Senior Indenture or the Junior Indentures or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Senior Credit Agreement, the Senior Indenture or any other Senior Documents entered into in connection with the Senior Credit Agreement, the Senior Indenture or the Junior Indentures or any other Junior Noteholder Documents entered into in connection with the Junior Indentures, (b) change the relative priorities of the Senior Claims or the Liens granted under the Senior Documents on the Common Collateral (or any other assets) as among the Senior Creditors, (c) otherwise change the relative rights of the Senior Creditors in respect of the Common Collateral as among such Senior Creditors or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Credit Agreement, the Senior Indenture or any other Senior Document entered into in connection with the Senior Credit Agreement, the Senior Indenture or the Junior Indentures or any other Junior Noteholder Document entered into in connection with the Junior Indentures. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the relative rights and obligations of the Senior Credit Agreement Administrative Agent, the Senior Credit Agreement Collateral Agent, the Senior Notes Trustee, the Senior Notes Collateral Agent, the Mortgage Tax Collateral Agent and the Senior Creditors (as amongst themselves) with respect to any Common Collateral shall be governed by the terms of the Super Priority Intercreditor Agreement and in the event of any conflict between the Super Priority Intercreditor Agreement and this Agreement, the provisions of the Super Priority Intercreditor Agreement shall control. As it relates to matters between the Junior Representatives, the Junior Collateral Agents, the Junior Creditors and the Mortgage Tax Collateral Agent (in its capacity as agent for the Junior Creditors), on the one hand, and the Senior Representatives, the Senior Collateral Agents, the Senior Creditors and the Mortgage Tax Collateral Agent (in its capacity as agent for the Senior Creditors), on the other hand, in any conflict between the provisions of this Agreement and the Senior Documents or the Junior Noteholder Documents, this Agreement shall govern, except with respect to the rights, benefits, protections, indemnifications and immunities of Wilmington Trust, National Association.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Intercreditor Agreement to be duly executed and delivered as of the date first above written.

Notice Address:		Senior Credit Agreement Administrative Agent

Wilmington Trust, National		WILMINGTON TRUST, NATIONAL
Association		ASSOCIATION
not in its individual capacity but solely in its capacity
50 South Sixth Street, Suite 1290		as Senior Credit Agreement Administrative Agent and
Minneapolis, MN 55402		acting in such capacity as collateral agent
Attention: K. Hovnanian
Administrator	By:	/s/ Jeffrey Rose
Telecopy: 612-217-5651		Name: Jeffrey Rose
Title: Vice President

Notice Address:		Senior Notes Trustee

Wilmington Trust, National		WILMINGTON TRUST, NATIONAL
Association		ASSOCIATION
not in its individual capacity but solely in its capacity
Rodney Square North		as Senior Notes Trustee
1100 North Market Street
Wilmington, DE 19890-1600
Attention: K. Hovnanian	By:	/s/ John T. Needham, Jr.
Administrator		Name: John T. Needham, Jr.
Telecopy: 302-636-4149		Title: Vice President

Signature Page to Amended and Restated Intercreditor Agreement

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

Senior Notes Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as Senior Notes Collateral Agent

By:     /s/ John T. Needham, Jr.

Name: John T. Needham, Jr.

Title: Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

Mortgage Tax Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as Mortgage Tax Collateral Agent

By:     /s/ John T. Needham, Jr.

Name: John T. Needham, Jr.

Title: Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

9.125% Junior Trustee

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as 9.125% Junior Trustee

By:    /s/ John T. Needham, Jr.

Name: John T. Needham, Jr.

Title: Vice President

Signature Page to Amended and Restated Intercreditor Agreement

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

9.125% Junior Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as 9.125% Junior Collateral Agent

By:     /s/ John T. Needham, Jr.

Name: John T. Needham, Jr.

Title: Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

10.000% Junior Trustee

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as 10.000% Junior Trustee

By:    /s/ John T. Needham, Jr.

Name: John T. Needham, Jr.

Title: Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

10.000% Junior Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as 10.000% Junior Collateral Agent

By:   /s/ John T. Needham, Jr.

Name: John T. Needham, Jr.

Title: Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

Junior Joint Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as Junior Joint Collateral Agent

By:   /s/ John T. Needham, Jr.

Name: John T. Needham, Jr.

Title: Vice President

Signature Page to Amended and Restated Intercreditor Agreement

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President Finance and Treasurer

K. HOV IP, II, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President Finance and Treasurer

On behalf of each other entity named in Schedule A hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President Finance and Treasurer

Address for Notices for the Company, Hovnanian and their Subsidiaries:

c/o Hovnanian Enterprises, Inc.
110 West Front St., P.O. Box 500
Red Bank, NJ 07701
Attention: David Bachstetter
Telephone: (732) 383-2759
Facsimile: (732) 747-6835

 Signature Page to Amended and Restated Intercreditor Agreement

SCHEDULE A – LIST OF ENTITIES

Arbor Trails, LLC

Builder Services NJ, L.L.C.

Builder Services PA, L.L.C.

Eastern National Title Agency, LLC

Eastern Title Agency of Illinois, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

Founders Title Agency of Maryland, L.L.C.

FOUNDERS TITLE AGENCY, INC.

Glenrise Grove, L.L.C.

Governor's Abstract Co., Inc.

Homebuyers Financial Services, L.L.C.

HOVNANIAN Developments OF FLORIDA, INC.

Hovnanian Enterprises, Inc. (PARENT COMPANY)

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

Hovnanian Land Investment Group of Maryland, L.L.C.

Hovnanian Land Investment Group, L.L.C.

K. HOV IP, II, Inc.

K. Hovnanian Aberdeen, LLC

K. Hovnanian Acquisitions, Inc.

K. Hovnanian at 240 Missouri, LLC

K. Hovnanian at 4S, LLC

K. Hovnanian at Aire on McDowell, LLC

K. Hovnanian at Aliso, LLC

K. Hovnanian at Allentown, L.L.C.

K. Hovnanian at Andalusia, LLC

K. Hovnanian at Asbury Park Urban Renewal, LLC

K. Hovnanian at Ashby Place, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. Hovnanian at Bakersfield 463, L.L.C.

K. Hovnanian at Barnegat I, L.L.C.

K. Hovnanian at Barnegat II, L.L.C.

K. Hovnanian at Beacon Park Area 129, LLC

K. Hovnanian at Beacon Park Area 137, LLC

K. Hovnanian at Bella Lago, LLC

K. Hovnanian at Blackstone, LLC

K. Hovnanian at Boca Dunes, LLC

K. Hovnanian at Branchburg II, LLC

K. Hovnanian at Branchburg, L.L.C.

K. Hovnanian at Branchburg-Vollers, LLC

K. Hovnanian at Brenford Station, LLC

K. Hovnanian at Bridgeport, Inc.

K. Hovnanian at Bridgewater I, L.L.C.

K. Hovnanian at Bridgewater II, LLC

K. Hovnanian at Burch Kove, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. Hovnanian at Campton Prairie, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. Hovnanian at Carlsbad, LLC

K. Hovnanian at Catania, LLC

K. Hovnanian at Caton's Reserve, LLC

K. Hovnanian at Cedar Grove III, L.L.C.

K. Hovnanian at Cedar Grove Urban Renewal, LLC

K. Hovnanian at Cedar Lane, LLC

K. Hovnanian at Charter Way, LLC

K. Hovnanian at Chesterfield, L.L.C.

K. Hovnanian at Christina Court, LLC

K. Hovnanian at Cielo, L.L.C.

K. Hovnanian at Coastline, L.L.C.

K. Hovnanian at Coosaw Point, LLC

K. Hovnanian at Coral Lago, LLC

K. Hovnanian at Cortez Hill, LLC

K. Hovnanian at Denville, L.L.C.

K. Hovnanian at Deptford Township, L.L.C.

K. Hovnanian at Dominguez Hills, Inc.

K. Hovnanian at Doylestown, LLC

K. Hovnanian at East Brandywine, L.L.C.

K. Hovnanian at East Brunswick III, LLC

K. Hovnanian at East Brunswick, LLC

K. Hovnanian at East Windsor, LLC

K. Hovnanian at Eden Terrace, L.L.C.

K. Hovnanian at Edgewater II, L.L.C.

K. Hovnanian at Edgewater, L.L.C.

K. Hovnanian at Egg Harbor Township II, L.L.C.

K. Hovnanian at Egg Harbor Township, L.L.C.

K. Hovnanian at El Dorado Ranch II, L.L.C.

K. Hovnanian at El Dorado Ranch, L.L.C.

K. Hovnanian at Estates at Wheatlands, LLC

K. Hovnanian at Evergreen, L.L.C.

K. Hovnanian at Evesham, LLC

K. Hovnanian at Fairfield Ridge, LLC

K. Hovnanian at Fiddyment Ranch, LLC

K. Hovnanian at Fifth Avenue, L.L.C.

K. Hovnanian at Florence I, L.L.C.

K. Hovnanian at Florence II, L.L.C.

K. Hovnanian at Forest Meadows, L.L.C.

K. Hovnanian at Fox Path at Hampton Lake, LLC

K. Hovnanian at Franklin II, L.L.C.

K. Hovnanian at Franklin, L.L.C.

K. Hovnanian at Freehold Township III, LLC

K. Hovnanian at Fresno, LLC

K. Hovnanian at Gallery, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. Hovnanian at Geneva Meadows, LLC

K. Hovnanian at Gilroy 60, LLC

K. Hovnanian at Gilroy, LLC

K. Hovnanian at Great Notch, L.L.C.

K. Hovnanian at Hackettstown II, L.L.C.

K. Hovnanian at Hampton Cove, LLC

K. Hovnanian at Hampton Lake, LLC

K. Hovnanian at Hanover Estates, LLC

K. Hovnanian at Hershey's Mill, Inc.

K. Hovnanian at Hidden Brook, LLC

K. Hovnanian at Hillsborough, LLC

K. Hovnanian at Hilltop Reserve II, LLC

K. Hovnanian at Hilltop Reserve, LLC

K. Hovnanian at Howell II, LLC

K. Hovnanian at Howell III, LLC

K. Hovnanian at Howell, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. Hovnanian at Huntfield, LLC

K. Hovnanian at Indian Wells, LLC

K. Hovnanian at Island Lake, LLC

K. Hovnanian at Jackson I, L.L.C.

K. Hovnanian at Jackson, L.L.C.

K. Hovnanian at Jaeger Ranch, LLC

K. Hovnanian at Jersey City IV, L.L.C.

K. Hovnanian at Keyport, L.L.C.

K. Hovnanian at La Costa Greens, L.L.C.

K. Hovnanian at La Laguna, L.L.C.

K. Hovnanian at Lake Burden, LLC

K. Hovnanian at Lake LeClare, LLC

K. Hovnanian at Lake Rancho Viejo, LLC

K. Hovnanian at Lake Ridge Estates, LLC

K. Hovnanian at Lake Terrapin, L.L.C.

K. Hovnanian at Lee Square, L.L.C.

K. Hovnanian at Lenah Woods, LLC

K. Hovnanian at Lily Orchard, LLC

K. Hovnanian at Link Farm, LLC

K. Hovnanian at Little Egg Harbor Township II, L.L.C.

K. Hovnanian at Little Egg Harbor, L.L.C

K. Hovnanian at Lower Macungie Township I, L.L.C.

K. Hovnanian at Lower Macungie Township II, L.L.C.

K. Hovnanian at Lower Makefield Township I, L.L.C.

K. Hovnanian at Lower Moreland II, L.L.C.

K. Hovnanian at Magnolia Place, LLC

K. Hovnanian at Mahwah VI, Inc.

K. Hovnanian at Main Street Square, LLC

K. Hovnanian at Malan Park, L.L.C.

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. Hovnanian at Manalapan III, L.L.C.

K. Hovnanian at Manalapan V, LLC

K. Hovnanian at Manalapan VI, LLC

K. Hovnanian at Mansfield II, L.L.C.

K. Hovnanian at Manteca, LLC

K. Hovnanian at Maple Avenue, L.L.C.

K. Hovnanian at Marlboro IX, LLC

K. Hovnanian at Marlboro Township IX, L.L.C.

K. Hovnanian at Marlboro Township V, L.L.C.

K. Hovnanian at Marlboro Township VIII, L.L.C.

K. Hovnanian at Marlboro VI, L.L.C.

K. Hovnanian at Marple, LLC

K. Hovnanian at Meadowridge Villas, LLC

K. Hovnanian at Melanie Meadows, LLC

K. Hovnanian at Mendham Township, L.L.C.

K. Hovnanian at Middle Township II, L.L.C.

K. Hovnanian at Middle Township, L.L.C.

K. Hovnanian at Middletown II, L.L.C.

K. Hovnanian at Middletown III, LLC

K. Hovnanian at Middletown, LLC

K. Hovnanian at Millville I, L.L.C.

K. Hovnanian at Millville II, L.L.C.

K. Hovnanian at Monroe IV, L.L.C.

K. Hovnanian at Monroe NJ II, LLC

K. Hovnanian at Monroe NJ III, LLC

K. Hovnanian at Monroe NJ, L.L.C.

K. Hovnanian at Montgomery, LLC

K. Hovnanian at Montvale II, LLC

K. Hovnanian at Montvale, L.L.C.

K. Hovnanian at Morris Twp, LLC

K. Hovnanian at Mt. Laurel, LLC

K. Hovnanian at Muirfield, LLC

K. Hovnanian at North Bergen. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. Hovnanian at North Caldwell II, L.L.C.

K. Hovnanian at North Caldwell III, L.L.C.

K. Hovnanian at North Caldwell IV, L.L.C.

K. Hovnanian at North Wildwood, L.L.C.

K. Hovnanian at Northampton, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. Hovnanian at Northfield, L.L.C.

K. Hovnanian at Northridge Estates, LLC

K. Hovnanian at Norton Lake LLC

K. Hovnanian at Nottingham Meadows, LLC

K. Hovnanian at Oak Pointe, LLC

K. Hovnanian at Ocean Township, Inc

K. Hovnanian at Ocean View Beach Club, LLC

K. Hovnanian at Oceanport, L.L.C.

K. Hovnanian at Old Bridge, L.L.C.

K. Hovnanian at Palm Valley, L.L.C.

K. Hovnanian at Parkside, LLC

K. Hovnanian at Parsippany, L.L.C.

K. Hovnanian at Pavilion Park, LLC

K. Hovnanian at Piazza D'Oro, L.L.C.

K. Hovnanian at Piazza Serena, L.L.C

K. Hovnanian at Pickett Reserve, LLC

K. Hovnanian at Pittsgrove, L.L.C.

K. Hovnanian at Plantation Lakes, L.L.C.

K. Hovnanian at Pointe 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. Hovnanian at Positano, LLC

K. Hovnanian at Prado, L.L.C.

K. Hovnanian at Prairie Pointe, LLC

K. Hovnanian at Quail Creek, L.L.C.

K. Hovnanian at Rancho Cabrillo, LLC

K. Hovnanian at Randolph I, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. Hovnanian at Redtail, LLC

K. Hovnanian at Reserves at Wheatlands, LLC

K. Hovnanian at Residence at Discovery Square, LLC

K. Hovnanian at Ridgemont, L.L.C.

K. Hovnanian at Rock Ledge, LLC

K. Hovnanian at Roderuck, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. Hovnanian at Sage, L.L.C.

K. Hovnanian at Sagebrook, LLC

K. Hovnanian at Santa Nella, LLC

K. Hovnanian at Sawmill, Inc.

K. Hovnanian at Scotch Plains, L.L.C.

K. Hovnanian at Seasons Landing, LLC

K. Hovnanian at Sheldon Grove, LLC

K. Hovnanian at Shrewsbury, LLC

K. Hovnanian at Signal Hill, LLC

K. Hovnanian at Silver Spring, L.L.C.

K. Hovnanian at Silverstone, LLC

K. Hovnanian at Skye Isle, LLC

K. Hovnanian at Skye on McDowell, LLC

K. Hovnanian at Smithville, Inc.

K. Hovnanian at Somerset, LLC

K. Hovnanian at South Brunswick II, LLC

K. Hovnanian at South Brunswick III, LLC

K. Hovnanian at South Brunswick, L.L.C.

K. Hovnanian at Stanton, LLC

K. Hovnanian at Station Square, L.L.C.

K. Hovnanian at Summerlake, LLC

K. Hovnanian at Sunridge Park, LLC

K. Hovnanian at Sunrise Trail II, LLC

K. Hovnanian at Sunrise Trail III, LLC

K. Hovnanian at Terra Bella Two, LLC

K. Hovnanian at The Commons at Richmond Hill, LLC

K. Hovnanian at The Crosby, LLC

K. Hovnanian at The Monarch, L.L.C.

K. Hovnanian at The Promenade at Beaver Creek, LLC

K. Hovnanian at Thompson Ranch, LLC

K. Hovnanian at Trafford Place, LLC

K. Hovnanian at Trail Ridge, LLC

K. Hovnanian at Upper Providence, LLC

K. Hovnanian at Upper Uwchlan II, L.L.C.

K. Hovnanian at Upper Uwchlan, L.L.C.

K. Hovnanian at Valle Del Sol, LLC

K. Hovnanian at Verona Estates, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. Hovnanian at Victorville, L.L.C.

K. Hovnanian at Vineyard Heights, LLC

K. Hovnanian at Vista Del Sol, L.L.C.

K. Hovnanian at Waldwick, LLC

K. Hovnanian at Walkers Grove, LLC

K. Hovnanian at Warren Township II, LLC

K. Hovnanian at Warren Township, L.L.C.

K. Hovnanian at Waterstone, LLC

K. Hovnanian at Wayne IX, L.L.C.

K. Hovnanian at West View Estates, L.L.C.

K. Hovnanian at Westbrook, LLC

K. Hovnanian at Westshore, LLC

K. Hovnanian at Wheeler Ranch, LLC

K. Hovnanian at Wheeler Woods, LLC

K. Hovnanian at Whitemarsh, LLC

K. Hovnanian at Wildwood Bayside, L.L.C.

K. Hovnanian at Woodcreek West, LLC

K. Hovnanian at Woolwich I, L.L.C.

K. Hovnanian Belden Pointe, LLC

K. Hovnanian Belmont Reserve, LLC

K. Hovnanian Cambridge Homes, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. Hovnanian Classics, L.L.C.

K. Hovnanian Communities, Inc.

K. Hovnanian Companies of California, Inc.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. Hovnanian Companies of Pennsylvania, Inc.

K. Hovnanian Companies of Southern California, Inc.

K. Hovnanian Companies, LLC

K. Hovnanian Construction II, Inc

K. Hovnanian Construction III, Inc

K. Hovnanian Construction Management, Inc.

K. Hovnanian Contractors of Ohio, LLC

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.

K. Hovnanian Cypress Key, LLC

K. HOVNANIAN Developments OF ARIZONA, INC.

K. Hovnanian Developments of California, Inc.

K. HOVNANIAN Developments OF D.C., INC.

K. HOVNANIAN Developments OF DELAWARE, INC.

K. Hovnanian Developments of Georgia, Inc.

K. Hovnanian Developments of Illinois, Inc.

K. Hovnanian Developments of Kentucky, Inc.

K. HOVNANIAN Developments OF MARYLAND, INC.

K. Hovnanian Developments of Minnesota, Inc.

K. Hovnanian Developments of New Jersey II, Inc.

K. Hovnanian Developments of New Jersey, Inc.

K. HOVNANIAN Developments OF NEW YORK, INC.

K. Hovnanian Developments of North Carolina, Inc.

K. Hovnanian Developments of Ohio, Inc.

K. Hovnanian Developments of Pennsylvania, Inc.

K. Hovnanian Developments of South Carolina, Inc.

K. Hovnanian Developments of Texas, Inc.

K. Hovnanian Developments of Virginia, Inc.

K. Hovnanian Developments of West Virginia, Inc.

K. Hovnanian DFW Auburn Farms, LLC

K. Hovnanian DFW Belmont, LLC

K. Hovnanian DFW Harmon Farms, LLC

K. Hovnanian DFW Heritage Crossing, LLC

K. Hovnanian DFW Homestead, LLC

K. Hovnanian DFW Inspiration, LLC

K. Hovnanian DFW Lexington, LLC

K. Hovnanian DFW Liberty Crossing, LLC

K. Hovnanian DFW Light Farms II, LLC

K. Hovnanian DFW Light Farms, LLC

K. Hovnanian DFW Midtown Park, LLC

K. Hovnanian DFW Palisades, LLC

K. Hovnanian DFW Parkside, LLC

K. Hovnanian DFW Ridgeview, LLC

K. Hovnanian DFW Seventeen Lakes, LLC

K. Hovnanian DFW Trailwood, LLC

K. Hovnanian DFW Villas at Mustang Park, LLC

K. Hovnanian DFW Wellington, LLC

K. Hovnanian DFW Wildridge, LLC

K. Hovnanian Eastern Pennsylvania, L.L.C.

K. Hovnanian Edgebrook, LLC

K. Hovnanian Enterprises, Inc.

K. Hovnanian Estates at Regency, L.L.C.

K. Hovnanian Estates at Wekiva, LLC

K. Hovnanian Falls Pointe, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. Hovnanian Florida Realty, L.L.C.

K. Hovnanian Forest Valley, LLC

K. Hovnanian Four Seasons @ Historic Virginia, LLC

K. Hovnanian Four Seasons at Gold Hill, LLC

K. Hovnanian Grand Cypress, LLC

K. Hovnanian Grandefield, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. Hovnanian Hamptons at Oak Creek II, L.L.C.

K. Hovnanian Hidden Hollow, LLC

K. Hovnanian Highland Ridge, LLC

K. Hovnanian Holdings NJ, L.L.C.

K. Hovnanian Homes - DFW, L.L.C.

K. Hovnanian Homes at Brook Manor, LLC

K. Hovnanian Homes at Burke Junction, LLC

K. Hovnanian Homes at Camp Springs, L.L.C.

K. Hovnanian Homes at Creekside, LLC

K. Hovnanian Homes at Forest Run, L.L.C.

K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.

K. Hovnanian Homes at Greenway Farm, L.L.C.

K. Hovnanian Homes at Jones Station 1, L.L.C.

K. Hovnanian Homes at Leigh Mill, LLC

K. Hovnanian Homes at Maxwell Place, L.L.C.

K. Hovnanian Homes at Reedy Creek, LLC

K. Hovnanian Homes at Russett, L.L.C.

K. Hovnanian Homes at Salt Creek Landing, LLC

K. Hovnanian Homes at Shell Hall, LLC

K. Hovnanian Homes at St. James Place, LLC

K. Hovnanian Homes at The Abby, LLC

K. Hovnanian Homes at the Highlands, LLC

K. Hovnanian Homes at The Paddocks, LLC

K. Hovnanian Homes at Thompson's Grant, LLC

K. Hovnanian Homes at Willowsford Grant, LLC

K. Hovnanian Homes at Willowsford Greens, LLC

K. Hovnanian Homes Northern California, Inc.

K. Hovnanian Homes of D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. Hovnanian Homes of Georgia, L.L.C.

K. Hovnanian Homes of Houston, L.L.C.

K. Hovnanian Homes of Longacre Village, L.L.C.

K. Hovnanian Homes of Maryland, L.L.C.

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC

K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC

K. Hovnanian Homes of Minnesota at Brynwood, LLC

K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC

K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC

K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC

K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC

K. Hovnanian Homes of Minnesota at Regent's Point, LLC

K. Hovnanian Homes of Minnesota, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. Hovnanian Homes of South Carolina, LLC

K. Hovnanian Homes of Virginia, Inc.

K. Hovnanian Homes of West Virginia, L.L.C.

K. Hovnanian Houston City Heights, LLC

K. Hovnanian Indian Trails, LLC

K. Hovnanian LaDue Reserve, LLC

K. Hovnanian Lakes of Green, LLC

K. Hovnanian Legacy at Via Bella, LLC

K. Hovnanian Liberty on Bluff Creek, LLC

K. Hovnanian Manalapan Acquisition, LLC

K. Hovnanian Monarch Grove, LLC

K. Hovnanian North Central Acquisitions, L.L.C.

K. Hovnanian North Jersey Acquisitions, L.L.C.

K. Hovnanian Northeast Services, L.L.C.

K. Hovnanian Northpointe 40s, LLC

K. Hovnanian of Houston II, L.L.C.

K. Hovnanian of Ohio, LLC

K. Hovnanian Ohio Realty, L.L.C.

K. Hovnanian PA Real Estate, Inc.

K. Hovnanian Pennsylvania Acquisitions, L.L.C.

K. Hovnanian Port Imperial Urban Renewal, Inc.

K. Hovnanian Properties of Red Bank, Inc.

K. Hovnanian Reynolds Ranch, LLC

K. Hovnanian Rivendale, LLC

K. Hovnanian Riverside, LLC

K. Hovnanian Schady Reserve, LLC

K. Hovnanian Sherwood at Regency, LLC

K. Hovnanian Shore Acquisitions, L.L.C.

K. Hovnanian South Fork, LLC

K. Hovnanian South Jersey Acquisitions, L.L.C.

K. Hovnanian Southern New Jersey, L.L.C.

K. Hovnanian Sterling Ranch, LLC

K. Hovnanian Summit Holdings, L.L.C.

K. Hovnanian Summit Homes of Kentucky, L.L.C.

K. Hovnanian Summit Homes of Pennsylvania, L.L.C.

K. Hovnanian Summit Homes of West Virginia, L.L.C.

K. Hovnanian Summit Homes, L.L.C.

K. Hovnanian T&C Homes at Florida, L.L.C.

K. Hovnanian T&C Homes at Illinois, L.L.C.

K. Hovnanian Timbres at Elm Creek, LLC

K. Hovnanian Union Park, LLC

K. Hovnanian Venture I, L.L.C.

K. Hovnanian Village Glen, LLC

K. Hovnanian Waterbury, LLC

K. Hovnanian White Road, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. Hovnanian Woodland Pointe, LLC

K. Hovnanian Woodridge Place, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. Hovnanian's Four Seasons at Beaumont, LLC

K. Hovnanian's Four Seasons at Briargate, LLC

K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. Hovnanian's Four Seasons at Hemet, LLC

K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.

K. Hovnanian's Four Seasons at Kent Island, L.L.C.

K. Hovnanian's Four Seasons at Los Banos, LLC

K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.

K. Hovnanian's Four Seasons at Palm Springs, LLC

K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. Hovnanian's Four Seasons at Rush Creek II, LLC

K. Hovnanian's Four Seasons at Rush Creek, L.L.C.

K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.

K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.

K. Hovnanian's Four Seasons at The Manor II, LLC

K. Hovnanian's Four Seasons at The Manor, LLC

K. Hovnanian's Parkside at Towngate, L.L.C.

K. Hovnanian's Veranda at RiverPark II, LLC

K. Hovnanian's Veranda at RiverPark, LLC

KHH Shell Hall Loan Acquisition, LLC

LANDARAMA, INC.

LAUREL HIGHLANDS, LLC

M & M AT MONROE WOODS, L.L.C.

M&M at Chesterfield, L.L.C.

M&M AT Crescent Court, L.L.C.

M&M at West Orange, L.L.C.

Matzel & Mumford at Egg Harbor, L.L.C.

MCNJ, Inc.

Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.

Midwest Building Products & Contractor Services of West Virginia, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

New Home Realty, LLC

New Land Title Agency, L.L.C.

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

Pine Ayr, LLC

Ridgemore Utility, L.L.C.

SEABROOK ACCUMULATION CORPORATION

Shell Hall Club Amenity Acquisition, LLC

Shell Hall Land Acquisition, LLC

STONEBROOK HOMES, INC.

Terrapin Realty, L.L.C.

The Matzel & Mumford Organization, Inc

Washington Homes, Inc.

WESTMINSTER HOMES, INC.

WH PROPERTIES, INC.

WOODMORE RESIDENTIAL, L.L.C.

WTC VENTURES, L.L.C.